EXHIBIT 99.1

                         Part I - Financial Information

Item 1.  Financial Statements

                   LOYOLA CAPITAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (Unaudited)

                                                                            September 30,             December 31,
                                                                                 1995                     1994
                                                                                       (In Thousands)
Assets
Cash and demand deposits                                                     $   26,439                  24,426
Money market investments                                                         47,306                   3,286
Investment securities, fair value $45,824
  in 1995 and $114,709 in 1994                                                   46,710                 117,907
Mortgage-backed securities, fair value
  $208,735 in 1995 and $207,521 in 1994                                         213,679                 229,429
Loans held for sale                                                              42,561                  31,006
Loans receivable, net                                                         2,063,844               1,952,272
Investments in real estate, net                                                  16,754                  26,374
Federal Home Loan Bank of Atlanta stock, at cost                                 36,053                  37,418
Property and equipment                                                           24,949                  24,707
Prepaid expenses and other assets                                                18,626                  19,933
Deferred income taxes                                                             5,930                   6,078
                                                                             ----------              ----------
                                                                             $2,542,851               2,472,836
                                                                              =========               =========

Liabilities and Stockholders' Equity
Liabilities:
   Deposits                                                                  $1,532,640               1,469,925
   Notes payable and other borrowings                                           781,712                 777,577
   Mortgage escrow accounts                                                      23,088                  27,918
   Drafts payable                                                                12,222                  16,908
   Federal and state income taxes                                                 3,885                   2,876
   Accrued expenses and other liabilities                                        11,774                   8,538
                                                                             ----------              ----------
     Total liabilities                                                        2,365,321               2,303,742
                                                                              ---------               ---------
Stockholders' Equity:
   Preferred stock, $.10 par value, 15,000,000
     shares authorized, none issued                                                  --                      --
   Common stock, $.10 par value, 35,000,000
     shares authorized, 8,120,541 shares
     issued and outstanding in 1995 and
     8,091,699 shares in 1994                                                       812                     809
   Additional paid-in capital                                                    44,327                  44,118
   Retained income, substantially restricted                                    132,391                 124,167
                                                                              ---------               ---------
      Total stockholders' equity                                                177,530                 169,094
                                                                              ---------               ---------
                                                                             $2,542,851               2,472,836
                                                                              =========               =========

See accompanying note to consolidated financial statements.

                   LOYOLA CAPITAL CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                                      Three Months Ended            Nine Months Ended
                                                                        September 30,                September 30,
                                                                     1995           1994           1995          1994
                                                                         (In Thousands Except Per-Share Data)

INTEREST INCOME
   Loans receivable                                                $ 42,649        34,961        124,176       100,053
   Mortgage-backed securities                                         3,298         3,606         10,142        10,970
   Investments                                                        2,002         1,981          6,403         7,188
                                                                   --------      --------       --------      --------
     Total interest income                                           47,949        40,548        140,721       118,211
                                                                   --------      --------       --------      --------

INTEREST EXPENSE
   Deposits                                                          18,889        14,833         53,283        42,605
   Notes payable and other borrowings                                11,500         8,986         34,407        25,749
                                                                   --------      --------       --------      --------
     Total interest expense                                          30,389        23,819         87,690        68,354
                                                                   --------      --------       --------      --------
NET INTEREST INCOME                                                  17,560        16,729         53,031        49,857
PROVISION FOR LOAN LOSSES                                               231           150            668           510
                                                                  ---------     ---------      ---------     ---------
   Net interest income after provision for loan losses               17,329        16,579         52,363        49,347
                                                                   --------      --------       --------      --------

NONINTEREST INCOME
   Service fees on loans                                              1,494         1,667          4,576         4,893
   Service fees on deposits                                             399           270          1,112           744
   Insurance commissions                                                679           641          1,911         1,707
   Gain on sales of loans, net                                          547           460            433         1,628
   Other                                                                349           265            994           715
                                                                  ---------     ---------      ---------     ---------
     Total noninterest income                                         3,468         3,303          9,026         9,687
                                                                   --------      --------       --------      --------

NONINTEREST EXPENSE
   Salaries and employee benefits                                     6,583         6,644         19,818        19,923
   Rent and other occupancy                                           1,313         1,269          3,726         3,602
   Advertising                                                          644           483          1,815         1,630
   Data processing                                                    1,591         1,572          4,821         4,847
   Equipment                                                            376           435          1,219         1,311
   Federal deposit insurance and fees                                   969           926          2,838         2,765
   (Income) loss on investments in real estate, net                     (68)           20         (1,326)          (44)
   Other                                                              2,690         2,359          7,655         7,016
     Total noninterest expense                                       14,118        13,708         40,566        41,050
INCOME BEFORE INCOME TAXES                                            6,679         6,174         20,823        17,984
                                                                   --------      --------       --------      --------
INCOME TAXES                                                          3,009         2,418          8,704         7,097
                                                                   --------      --------       --------      --------
NET INCOME                                                        $   3,670         3,756         12,119        10,887
                                                                   ========      ========       ========      ========

NET INCOME PER SHARE
   Primary                                                         $    .41           .43           1.38          1.25
   Average shares primary                                             8,802         8,692          8,743         8,648
   Fully diluted                                                   $    .41           .43           1.38          1.25
   Average shares fully diluted                                       8,811         8,692          8,767         8,667


See accompanying note to consolidated financial statements.

                   LOYOLA CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                      Nine Months Ended
                                                                                        September 30,
                                                                                  1995                1994
                                                                                       (In Thousands)

OPERATING ACTIVITIES:
   Net income                                                                 $   12,119             10,887
   Adjustments to reconcile net income to net
    cash provided by operating activities:
      Loans originated for sale, net                                            (246,861)          (379,024)
      Purchase of loans acquired for sale                                       (126,016)          (249,277)
      Sales of loans originated for sale                                         361,756            708,970
      Amortization of unearned loan fees                                          (1,383)            (1,287)
      Depreciation and amortization                                                3,046              3,199
      Deferred income taxes                                                          148                489
      Equity in net income of real estate joint ventures                          (1,461)            (2,177)
      Net increase (decrease) in accrued interest payable on deposits               (194)                17
      Provision for losses on loans and investments in real estate                 1,564              2,605
      Gain on sales of loans                                                        (433)            (1,628)
      Gain on sale of real estate owned                                             (933)              (514)
      Net increase (decrease) in accrued expenses and other liabilities            3,236               (269)
      Net increase in federal and state income taxes payable                       1,009                400
      Other, net                                                                     843             (3,277)
                                                                               ---------           --------
        Net cash provided by operating activities                                  6,440             89,114
                                                                                --------           --------

INVESTING ACTIVITIES:
  Loan originations                                                             (333,921)          (392,653)
  Loan fees deferred                                                               1,375              3,931
  Purchases of loans and participations in loans                                 (34,615)           (82,987)
  Principal repayments on loans                                                  262,460            275,518
  Purchases of investment securities and Federal Home Loan Bank stock            (14,167)            (6,161)
  Redemptions of investment securities and Federal Home Loan Bank stock           86,061             67,196
  Purchases of mortgage-backed securities                                             --                (23)
  Repayments of mortgage-backed securities                                        15,079              9,177
  Net (increase) decrease in investments in and advances to
    real estate joint ventures                                                       459               (434)
  Net decrease in other real estate                                                6,026              4,736
  Purchase of equipment                                                           (3,288)            (2,384)
  Other, net                                                                          --               (467)
                                                                              ----------          ---------
     Net cash used by investing activities                                       (14,531)          (124,551)
                                                                              ----------          ---------



                                   (continued)

                   LOYOLA CAPITAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                      Nine Months Ended
                                                                                        September 30,
                                                                                  1995                1994
                                                                                       (In Thousands)

FINANCING ACTIVITIES:
  Net increase in deposits                                                        62,909              8,436
  Net increase (decrease) in short-term borrowings
    (original maturities less than three months)                                  27,583           (166,085)
  Proceeds from advances from Federal Home Loan Bank of Atlanta                1,980,945            961,718
  Repayment of advances from Federal Home Loan Bank of Atlanta                (2,008,800)          (836,178)
  Net increase in mortgage escrow accounts                                        (4,830)              (527)
  Payment of dividends on common stock                                            (3,894)            (2,420)
  Proceeds from exercise of stock options                                            211                262
                                                                               ---------          ---------
      Net cash provided (used) by financing activities                            54,124            (34,794)
                                                                               ---------          ---------
Increase (decrease) in cash and cash equivalents                                  46,033            (70,231)
Cash and cash equivalents at beginning of period                                  27,712             94,000
Cash and cash equivalents at end of period                                    $   73,745             23,769
                                                                               =========          =========

See accompanying note to consolidated financial statements.

                   LOYOLA CAPITAL CORPORATION AND SUBSIDIARIES

                    NOTE TO CONSOLIDATED FINANCIAL STATEMENTS
                           September 30, 1995 and 1994
                                   (Unaudited)


(1)      BASIS OF PRESENTATION

         In the  opinion  of  management  of  Loyola  Capital  Corporation  (the
"Corporation"), the unaudited Consolidated Financial Statements contain all adjustments (comprising only normal recurring accruals) necessary for a fair presentation of the statements of financial condition, income and cash flows for the periods presented (the "Statements"). The Statements have been prepared using the accounting policies described in the 1994 Annual Report to Stockholders.

         Cash equivalents for purposes of the Consolidated Statements of Cash Flows includes money market investments. Cash payments for income taxes were $7.5 million and $6.1 million for the nine months ended September 30, 1995 and 1994, respectively. Interest paid on deposits and borrowings was $87.7 million and $68.6 million for the nine months ended September 30, 1995 and 1994, respectively. Loans transferred to real estate acquired through foreclosures were $1.9 million and $2.8 million for the nine months ended September 30, 1995 and 1994, respectively. Loans originated to finance the sale of investments in real estate were $6.0 million and $4.0 million for the nine months ended September 30, 1995 and 1994, respectively.

         Primary net income per common share has been computed based on the weighted average number of shares of common stock and common stock equivalents outstanding during the nine months ended September 30, 1995 and 1994. Fully diluted net income per common share is based on the average shares outstanding during the nine months ended September 30, 1995 and 1994, adjusted for the dilutive effect of stock options, which are considered common stock equivalents in the calculation of net income per common share.

         The consolidated results of operations for the nine months ended September 30, 1995 are not necessarily indicative of the results that may be expected for the entire year. Certain amounts in the 1994 financial statements have been reclassified to conform with the 1995 presentation.

         The  market  values  of  investment   securities  and   mortgage-backed
securities are shown in the Consolidated Statements of Financial Condition. Gross unrealized gains and losses on such securities were as follows:




                                                     September 30, 1995                    December 31, 1994
                                                  ------------------------              --------------------
                                                     Gross         Gross                 Gross          Gross
                                                  Unrealized    Unrealized            Unrealized     Unrealized
                                                     Gains         Gains                 Gains          Gains
                                                                           (In Thousands)

Investment securities                             $        4            890                    18         3,216

Mortgage-backed securities                                 2          4,946                    --        21,908

         The Corporation adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 114 "Accounting by Creditors for Impairment of a Loan" ("Statement 114"), as amended by Statement 118 "Accounting by Creditors for Impairment of a Loan Income Recognition and Disclosures" (collectively referred to as "Statement 114") effective January 1, 1995. As of January 1, 1995 and September 30, 1995 the Corporation did not have any loans which are considered to be impaired as defined in Statement 114.

Loyola Capital Corporation and Subsidiaries

Consolidated Statements of Financial Condition

                                                                                              December 31,
                                                                                    ---------------------------------
                                                                                         1994              1993
                                                                                    ---------------   ---------------
                                                                                             (In Thousands)
Assets
Cash and demand deposits                                                           $        24,426            22,770
Money market investments                                                                     3,286            71,230
Investment securities, fair value $114,709
  in 1994 and $190,637 in 1993                                                             117,907           190,524
Mortgage-backed securities, fair value $207,521
  in 1994 and $242,632 in 1993                                                             229,429           242,922
Loans held for sale                                                                         31,006           134,400
Loans receivable, net                                                                    1,952,272         1,591,207
Investments in real estate, net                                                             26,374            40,649
Federal Home Loan Bank of Atlanta stock, at cost                                            37,418            27,379
Property and equipment                                                                      24,707            25,445
Prepaid expenses and other assets                                                           15,638            14,581
Deferred income taxes                                                                        6,078             5,409
                                                                                    ---------------   ---------------
                                                                                   $     2,468,541         2,366,516
                                                                                    ===============   ===============
Liabilities and Stockholders' Equity
Liabilities:
  Deposits                                                                         $     1,465,630         1,424,794
  Notes payable and other borrowings                                                       777,577           727,564
  Mortgage escrow accounts                                                                  27,918            24,085
  Drafts payable                                                                            16,908            22,010
  Federal and state income taxes                                                             2,876               562
  Accrued expenses and other liabilities                                                     8,538            10,545
                                                                                    ---------------   ---------------
    Total liabilities                                                                    2,299,447         2,209,560
                                                                                    ---------------   ---------------
Stockholders' equity:
  Preferred stock, $.10 par value, 15,000,000 shares authorized,
    none issued                                                                                ---               ---
  Common stock, $.10 par value, 35,000,000 shares authorized,
    8,091,699 shares issued and outstanding in 1994 and
    8,046,216 shares in 1993                                                                   809               805
  Additional paid-in capital                                                                44,118            43,795
  Retained income, substantially restricted                                                124,167           112,356
                                                                                    ---------------   ---------------
    Total stockholders' equity                                                             169,094           156,956
                                                                                    ---------------   ---------------
                                                                                   $     2,468,541         2,366,516
                                                                                    ===============   ===============


See accompanying notes to consolidated financial statements.


                                      -12-